Exhibit 99.1

USA Truck Appoints James Craig President – Strategic Capacity Solutions

Deep Experience in Logistics and Transportation Anticipated to Accelerate
Asset Light Growth while Expanding Offerings and Value to Customers

VAN BUREN, ARK. – February 8, 2016 – USA Truck, Inc. (NASDAQ: USAK), a leading capacity solutions provider headquartered in Van Buren, AR, announced today the appointment of James Craig to the newly created position of President – Strategic Capacity Solutions (SCS), effective February 15, 2016.  Mr. Craig will be responsible for the Company’s logistics and brokerage operations, pricing, and sales, and will report to USA Truck President and CEO Randy Rogers.

Mr. Craig, who has more than three decades of experience in the logistics and transportation industry, joins USA Truck from Berkshire Hathaway’s BNSF Logistics, LLC, where he served as chief marketing officer since 2012.  In that capacity, he was responsible for business development, customer solutions and marketing activities across BNSF Logistics’ worldwide organization.

Prior to joining BNSF, Mr. Craig, age 56, held a series of executive positions, including senior vice president, corporate sales and marketing, for Yusen Logistics, a global leader in logistics, freight, forwarding and supply chain management.  He began his career in logistics and transportation with Con-way Truckload in 1983, serving in a variety of positions with increasing responsibility for more than nine years.

Mr. Rogers commented, “Jim brings a wealth of experience in business development, customer solutions, operations and planning from his previous roles in top-tier logistics companies.  He has consistently built high-performing teams as well as carrier and customer relationships. During his tenure at BNSF Logistics, he played a key role in growing its asset-light business nearly threefold through both organic growth and acquisitions.

“Additionally, with his firsthand experience in the trucking industry, Jim shares my conviction that the trucking and brokerage businesses can serve as a valuable complement to each other.  I look forward to Jim’s contributions to driving growth in SCS, expanding our offerings beyond the dry van freight segment that is our current focus, and realizing more fully the synergies that USA Truck’s trucking and logistics businesses can achieve.”

Mr. Craig earned a B.B.A. in Marketing from Western Washington University.

Robert A. Peiser, USA Truck’s chairman, commented, “With the appointment of Jim Craig to his leadership position at SCS, following Randy’s recent appointment and other additions to our management team implemented by Tom Glaser in the last six months, we now have an extremely strong team that we believe can execute on our strategy of improving our Trucking division, growing our profitable asset-light business into an even more important segment of the combined Company, and investing our cash flow in a manner that will best enhance shareholder value.

“On behalf of the entire board, I would also like to thank Mike Weindel, who will be leaving the Company and his position as executive vice president, SCS for his many years of service to USA Truck.  Mike helped us build a high-performing team, an efficient network of offices, and a strong foundation from which to grow our customer base.”

About USA Truck
USA Truck is a capacity solutions provider of transportation and logistics services that include truckload, dedicated contract carriage, intermodal and brokerage spot market throughout the continental United States, Mexico and Canada.

This press release and related information will be available to interested parties at our web site, www.usa-truck.com, under the "Financial Releases" tab of the "Investors" menu.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including statements concerning expected financial and operating improvements and management capability, are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ materially from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its press releases, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which it is made.  We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release might not occur.

All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

References to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc. and its subsidiary.

Company Contact
Michael Borrows, EVP & CFO
USA Truck, Inc.
(479) 471-3523
Michael.Borrows@usa-truck.com

Investor Relations Contact
Harriet Fried / Jody Burfening
LHA
(212) 838-3777
hfried@lhai.com

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